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GUIDESTONE FUNDS

International Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

May 8, 2008

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the International Equity Fund (the “Fund”), a series of GuideStone Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”) has approved the appointment of five new sub-advisers, each of whom will manage a separate portion of the Fund’s portfolio. The Board has approved on behalf of the Fund new sub-advisory agreements among GuideStone Capital Management, the Trust and the following sub-advisers: (1) AQR Capital Management, LLC, (2) Lazard Asset Management LLC, (3) MFS Institutional Advisors, Inc., (4) McKinley Capital Management, Inc. and (5) UBS Global Asset Management (Americas) Inc. (together, the “New Sub-Advisers”).

There will be no changes to the Fund’s investment objective, principal investment strategies or principal risks, and the aggregate management fee of the Fund will not increase, as a result of the appointment of the New Sub-Advisers.

The new sub-advisory agreements with the New Sub-Advisers have been approved in conjunction with the termination of sub-advisory agreements with Capital Guardian Trust Company, SSgA Funds Management, Inc. and Walter Scott & Partners Limited (together, the “Legacy Sub-Advisers”), each on behalf of the Fund. Each of the New Sub-Advisers will manage a separate portion of the Fund’s portfolio, which will include portions previously managed by the Legacy Sub-Advisers.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (48433), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones
President

GUIDESTONE FUNDS

International Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

May 8, 2008

This document is an Information Statement for shareholders of the International Equity Fund (the “Fund”), a series of GuideStone Funds (the “Trust”), a registered open-end management investment company. GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Fund and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Fund’s principal underwriter is PFPC Distributors, Inc. (“Underwriter”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Fund and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about May 8, 2008 to the shareholders of record as of April 15, 2008 (the “Record Date”).

As further described in the Fund’s prospectus, the assets of the Fund are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Fund and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval provided there is not an increase in the management fee.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Fund will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStoneFunds.org.

As of the Record Date, there were issued and outstanding 23,134,327.880; 82,140,850.242; and 1,947,976.399 shares of the Fund’s GS2, GS4 and GS6 Classes, respectively. A list of shareholders who owned beneficially or of record more than 5% of the shares of any class of the Fund as of the Record Date is included in Appendix A. The executive officers and the Board, as a group, owned less than 1% of the outstanding shares of each class of the Fund as of the Record Date, to the knowledge of the Adviser.

I.	Introduction

On February 22, 2008, the Board appointed AQR Capital Management, LLC (“AQR”), Lazard Asset Management LLC (“Lazard”), MFS Institutional Advisors, Inc. (“MFSI”), McKinley Capital Management, Inc. (“McKinley”) and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (together, the “New Sub-Advisers”) as sub-advisers, each to manage a separate portion of the assets of the Fund. The New Sub-Advisers replaced Capital Guardian Trust Company (“CGTC”), SSgA Funds Management, Inc. (“SSgA FM”) and Walter Scott & Partners Limited (“WSPL”) (together, the “Legacy Sub-Advisers”), which had served as sub-advisers to the Fund. The investment objective, principal investment strategies and principal risks of the Fund will not change as a result of the appointment of the New Sub-Advisers, and there will be no increase in the Fund’s management fee.

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II.	Appointment of New Sub-Advisers

Appointment. At a regular meeting of the Board held on February 21-22, 2008, the Board, and separately, the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) unanimously approved the Adviser’s proposals to engage the New Sub-Advisers to provide sub-advisory services with respect to separate portions of the Fund commencing on or about March 19, 2008. The New Sub-Advisers replaced the Legacy Sub-Advisers. The New Sub-Advisers join AllianceBernstein L.P., Genesis Asset Managers, LLP, Mondrian Investment Partners Ltd. and Philadelphia International Advisors, L.P., the current sub-advisers of the Fund, which continue to provide sub-advisory services with respect to portions of the Fund.

The Adviser’s recommendation to appoint the New Sub-Advisers was based on its analysis of the structure and the underlying sub-adviser composite of the Fund, with the objective of improving the Fund’s relative performance versus its benchmark index, the MSCI ACWI (All Country World Index) Ex-U.S. Index. The Adviser’s recommendations are intended to enhance and solidify the Fund’s growth exposure, re-solidify the Fund’s core oriented exposure and marginally reduce the Fund’s growth bias. In conjunction with the appointment of the New Sub-Advisers, the Adviser recommended, and the Board, including the Independent Trustees voting separately, unanimously approved, the termination of each of the sub-advisory agreements with the respective Legacy Sub-Advisers, effective on March 19, 2008. The Board approved the termination of the Legacy Sub-Advisers based on information provided by the Adviser regarding restructuring of the Fund and the Adviser’s decreased level of confidence in the Legacy Sub-Advisers’ abilities to effectively meet the Fund’s desired objectives.

Board Considerations. In making its determination to hire the New Sub-Advisers, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the past performance records of similar accounts managed by personnel of the New Sub-Advisers who would be managing the Fund, fees charged to comparable clients, and information regarding the New Sub-Advisers’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive screening process it used to recommend the New Sub-Advisers. The Board received and considered information about the potential of the New Sub-Advisers to contribute economies of scale as the Fund grows in size. The Board considered that, for all of the New Sub-Advisers except McKinley, the Adviser had been able to negotiate fees that were very favorable compared to the sub-advisers’ stated fee schedules. The Adviser attempted to negotiate fees with McKinley, but the firm is in the process of closing the strategy to new business; therefore, McKinley was not willing to negotiate off of the stated fee schedule. The Board considered that McKinley’s fee was reasonable given that the firm has an excellent track record and is moving towards closing the strategy in the near future. The Board noted that each New Sub-Adviser’s fee schedule incorporates fee breakpoints which will benefit the Fund as the assets grow in market value. Because the engagement of each of the New Sub-Advisers is new, there is no historical profitability with regard to their arrangements with the Fund. As a result, this factor was not considered by the Board. Due to the Adviser’s extensive fee negotiations with the New Sub-Advisers, it was noted that the Fund’s total sub-advisory fees are expected to be reduced by two and a quarter basis points. The Board noted that the Fund, and not the Adviser, pays fees to the New Sub-Advisers directly; therefore, the Fund’s sub-adviser terminations and appointments were not expected to affect the Adviser’s profitability directly. However, the Fund has entered into expense limitation arrangements with the Adviser, and the Adviser’s profitability would increase by the amount its fee waiver or expense reimbursement obligation would be reduced. The estimated positive impact on the Adviser’s profitability with respect to the Fund is no more than one basis point based upon the sub-adviser terminations and appointments within the Fund and the ultimate transaction costs incurred. The Board noted that the management fee for the Fund would continue to be competitive with fees paid by other mutual funds to other advisers.

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The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Sub-Advisers and their affiliates as a result of their arrangements with the Fund. The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategy proposed to be implemented by AQR with respect to approximately 5% of the Fund’s assets, and the Adviser’s assessment that the strategy would help solidify the core international equity market exposure and offer potential for increased returns. The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to the peer universe. The Board noted that the proposed investment strategy outperformed its benchmark, MSCI EAFE – Net Dividend Index, for each of the three through seven year periods ended December 31, 2007 while falling somewhat below the benchmark for the most recent one and two year periods. The Board also noted that over the six and seven year periods ended December 31, 2007 that the proposed investment strategy outperformed both the benchmark and the median for the peer universe.

The Board considered the investment strategy proposed to be implemented by Lazard with respect to approximately 13.5% of the Fund’s assets, and the Adviser’s assessment that the strategy would help solidify developed market, core international equity market exposure and offer the potential for increased returns. The Board noted that the international equity team at Lazard had been responsible for managing the quantitative international equity strategy at SSgA FM and left SSgA FM in December 2007 and moved to Lazard where the team continued to manage substantially the same strategy. The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to the peer universe while under management at SSgA FM. The Board noted that the proposed investment strategy’s inception date at SSgA FM was January 2000 and outperformed its benchmark, MSCI EAFE – Net Dividend Index, for each of the last five calendar years, with the exception of the last calendar year. The Board also noted that the proposed investment strategy outperformed the median for the peer universe in each of the last eight calendar years, with the exception of one.

The Board considered the investment strategy proposed to be implemented by MFSI with respect to approximately 12.5% of the Fund’s assets, and the Adviser’s assessment that the strategy would provide developed market, relative growth-oriented international equity exposure, and to a lesser extent, emerging markets exposure to the Fund and offer the potential for increased returns. The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to the peer universe. The Board noted that the proposed investment strategy outperformed its benchmark, MSCI ACWI (All Country World Index) ex-U.S. Growth – Gross, and the median for the peer universe over the four, five and six year periods ended December 31, 2007.

The Board considered the investment strategy proposed to be implemented by McKinley with respect to approximately 12.5% of the Fund’s assets, and the Adviser’s assessment that the strategy would provide developed market, growth-oriented international equity exposure, and to a lesser extent, emerging markets exposure to the Fund and offer the potential for increased returns. The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to the peer universe. The Board noted that the proposed investment strategy has outperformed its benchmark, MSCI ACWI (All Country World Index) ex-U.S. Growth – Gross, for each of the two through five year periods and seven and ten year periods ended December 31, 2007 and exceeded its benchmark by a substantial measure in each of the four, five, seven and ten year periods. The Board also noted that the proposed investment strategy has outperformed the median for the peer universe for each of the one through ten year periods ended December 31, 2007.

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The Board considered the investment strategy proposed to be implemented by UBS Global AM with respect to approximately 6% of the Fund’s assets, and the Adviser’s assessment that the strategy would provide developed market, growth-oriented international equity exposure and offer the potential for increased returns. The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to the peer universe. The Board noted that the proposed investment strategy has outperformed its benchmark, MSCI EAFE – Net Dividend Index, for each of the last five calendar years, with the exception of 2004 where it fell slightly below the benchmark, and for each of the one through five year periods ended December 31, 2007. The Board also noted that the proposed investment strategy has outperformed the median for the peer universe over the one through nine year periods ended December 31, 2007, with the exception of the eighth year period, and that the investment performance of the proposed strategy generally ranked within the higher levels of the top quartile of the peer universe.

The Trustees considered the Adviser’s assessment of the financial condition of each of the New Sub-Advisers. The Trustees noted that the Adviser, after reviewing the financial statements provided by Lazard, MFSI, McKinley and UBS Global AM, felt comfortable that each sub-adviser was sound financially. Although AQR did not provide its financial statements for the Adviser’s review, the Trustees noted that AQR did provide information regarding its level of assets and income to the Adviser, and that the Adviser felt comfortable that AQR was sound financially.

The Trustees also considered the potential costs associated with the transition management of the Fund based on information provided by the Adviser on prior transitions within the Fund. The Trustees considered the potential costs of the transition management against the enhanced investment returns that the Adviser anticipated would result from the restructuring of the Fund over both the short and long-term.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of any of the New Sub-Advisers. In addition, since January 1, 2007, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which the New Sub-Advisers, any parent or subsidiary of a New Sub-Adviser or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding the New Sub-Advisers.

AQR. AQR is a fundamental investor, using quantitative models to construct diversified portfolios in an effort to exceed the total return of the MSCI EAFE – Net Dividend Index. The objective of their investment process is to identify attractive investment opportunities through the use of fundamental value and momentum concepts. When investing internationally, AQR views three primary risks – (1) stock/industry; (2) country; and (3) currency – as sources of excess returns. AQR has built separate models for all three areas, applying their methodology consistently. Clifford S. Asness, Ph.D. and John M. Liew, Ph.D., two of the firm’s founding principals, are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by AQR. More information about AQR is provided in Appendix B.

Lazard. Lazard utilizes a quantitative, bottom-up, developed international markets strategy for the purpose of generating returns in excess of the MSCI EAFE – Net Dividend Index. The objective of Lazard’s multifactor quantitative model is to purchase stocks that have inexpensive valuations with strong and improving sentiment, while selling stocks that are highly valued with poor and deteriorating sentiment. Risk parameters are similar to the benchmark index with stock selection being the primary driver of performance. Paul Moghtader, CFA and Craig Scholl, CFA are responsible for the day-to-day management of the portion of the Fund managed by Lazard. Prior to joining Lazard in December 2007, Messrs. Moghtader and Scholl were employed at State Street Global Advisors. Mr. Moghtader has 14 years of industry experience, and Mr. Scholl has 23 years of industry experience. More information about Lazard is provided in Appendix C.

MFSI. MFSI utilizes strong fundamental research conducted by the portfolio manager and global sector analysts in their efforts to outperform the MSCI ACWI (All Country World Index) ex-U.S. Growth – Gross. The

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investment process is based on the premise that earnings growth drives share price performance over the long-term. MFSI seeks to invest in companies that have (1) higher sustainable earnings growth rates and returns than their industry; (2) improving fundamentals leading to multiple expansion; and (3) stock valuations not fully reflecting their long-term growth prospects. Barry Dargan, the portfolio manager for the Massachusetts Financial Services Company (“MFS”) International Growth strategy, has overall responsibility and final authority for portfolio construction of the portion of the Fund managed by MFSI. Mr. Dargan has been with MFS for 12 years and has 27 years of industry experience. More information about MFSI is provided in Appendix D.

McKinley. To meet the objective of generating returns in excess of the MSCI ACWI (All Country World Index) ex-U.S. Growth – Gross, McKinley believes in the construction and management of a diversified, fundamentally sound portfolio of inefficiently priced securities whose earnings are accelerating above market expectations. McKinley’s quantitative model is used to identify securities with strong earnings growth acceleration. A team of investment professionals led by Robert B. Gillam manages the portion of the Fund allocated to McKinley. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Federic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, each of whom are responsible for all aspects of the day-to-day decisions regarding investments. Messrs. Gillam, Gillam, Samorajski, Parke, Lien, Rinner and Hanson have been employed by McKinley for at least nine years. Mr. Badgley, with over 11 years of investment experience, joined McKinley in 2004. More information about McKinley is provided in Appendix E.

UBS Global AM. UBS Global AM is a research-driven, fundamental investor that strictly adheres to an active, bottom-up, growth approach in their effort to outperform the MSCI EAFE – Net Dividend Index. The strategy embraces the belief that companies undergoing positive sustainable fundamental change, driving a period of above average earnings growth, will outperform the benchmark over time. The Global (ex-US) All Cap Growth Team manages the portion of the Fund allocated to UBS Global AM. The strategy is managed by an investment team whose members have specific responsibilities and objectives within the investment management process in order to take advantage of the research platform and collective experience of the team. Vincent Willyard, CFA, Managing Director and head of Global ex-US Growth Strategies, has primary responsibility for the portion of the Fund managed by UBS Global AM. Mr. Willyard has been with UBS since July 2007 and has over 13 years of investment experience. More information about UBS Global AM is provided in Appendix F.

Comparison of the Management Fees. The management fee paid by the Fund will not increase as a result of entering into the sub-advisory agreements among the Trust, the Adviser and each of the New Sub-Advisers (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”). Total sub-advisory fees are expected to be reduced by two and a quarter basis points. The Fund, not the Adviser, pays fees to the New Sub-Advisers directly; therefore, the Fund’s sub-adviser terminations and appointments are not expected to affect the Adviser’s profitability directly. However, the Fund has entered into expense limitation arrangements with the Adviser, and the Adviser’s profitability would increase by the amount its fee waiver or expense reimbursement obligation would be reduced. The estimated positive impact on the Adviser’s profitability with respect to the Fund is no more than one basis point based upon the sub-adviser terminations and appointments within the Fund and the ultimate transaction costs incurred. For the fiscal year ended December 31, 2007, each Class of the Fund paid a management fee of 0.96% of average daily net assets.

Description of the New Sub-Advisory Agreements. The New Sub-Advisory Agreements became effective on or about March 19, 2008. This description of the New Sub-Advisory Agreements is qualified in its entirety by the form of the Agreement itself, which is included in Appendix G. Except as to compensation and effective date, the terms of the New Sub-Advisory Agreements are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Fund’s other sub-advisers, including the previous sub-advisory agreements with the Legacy Sub-Advisers. The New Sub-Advisory Agreements will continue in effect for an initial term of two years. Thereafter, the New Sub-Advisory Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

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Under the New Sub-Advisory Agreements, the New Sub-Advisers will manage the assets of the Fund that are allocated to them by the Adviser. The New Sub-Advisers have discretion pursuant to the New Sub-Advisory Agreements to purchase and sell securities for their respective allocated segment of Fund assets in accordance with the Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Adviser. Although the New Sub-Advisers are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The New Sub-Advisory Agreements recognize that the New Sub-Advisers may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the New Sub-Advisers with research, analysis, advice or similar services. The New Sub-Advisory Agreements also provide that the New Sub-Advisers will (1) maintain all books and records required to be maintained by them pursuant to the Investment Advisers Act of 1940, as amended and the rules and regulations promulgated thereunder with respect to transactions the New-Sub-Advisers effect on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to the New Sub-Advisers’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that the New Sub-Advisers normally make available to their institutional investors or other customers.

The New Sub-Advisory Agreements do not protect the New Sub-Advisers against liability to the Fund or its shareholders to which they might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or breach of their duties and obligations under the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement will terminate automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Adviser. The New Sub-Advisory Agreements may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers.

For the fiscal year ended December 31, 2007, the Fund paid $211,761 in brokerage commissions to the following affiliated broker, Northern Trust Securities. This amount represented 18% of the Fund’s total brokerage commissions.

By Order of the Board of Trustees,

Rodney R. Miller
Vice President and Secretary

May 8, 2008

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APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE

INTERNATIONAL EQUITY FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of April 15, 2008 *(Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	3,837,873.680	17%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	3,818,509.389	17%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	3,791,470.845	16%
International Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,246,429.609	14%
International Equity Fund GS2 Class	GEORGIA BAPTIST FOUNDATION INC ATTN SUSAN DEPASQUALE GRADY ROCKETT 6405 SUGARLOAF PKWY DULUTH GA 30097-4092	1,857,038.704	8%
International Equity Fund GS2 Class	SOUTHWESTERN SEMINARY FOUNDATION ATTN MICHAEL C HUGHES 2001 W SEMINARY DR FORT WORTH TX 76115-1153	1,559,632.881	7%
International Equity Fund GS2 Class	NORTHERN TRUST CO CUST FBO CHURCH OF THE NAZARENE PENSION A/C 26-27316 PO BOX 92956 CHICAGO IL 60675-2956	1,288,035.146	6%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,859,373.700	19%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	15,233,239.684	19%

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of April 15, 2008 *(Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	13,326,908.756	16%
International Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,552,467.335	15%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	11,336,347.118	14%
International Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	6,258,507.585	8%
International Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,848,832.377	95%
International Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS, TX 75221-2190	90,439.620	5%

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APPENDIX B

MORE INFORMATION ABOUT AQR

AQR is located at Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830. Affiliated Managers Group (NYSE: AMG) owns a modest minority stake in AQR; however, AQR principals/employees own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors and general partners of AQR:

Name	Position(s) with AQR/Principal Occupations
Clifford S. Asness, Ph.D.	Managing and Founding Principal

John M. Liew, Ph.D.	Founding Principal and Head of Global Asset Allocation Team

Robert J. Krail	Founding Principal and Head of Global Stock Selection Team

David G. Kabiller, CFA	Founding Principal and Head of Client Strategies

Brian K. Hurst	Principal, Global Asset Allocation Portfolio Management

Jacques A. Friedman	Principal, Global Stock Selection Portfolio Management

Oktay Kurbanov	Principal, Global Asset Allocation Portfolio Management

Ronen Israel	Principal, Global Stock Selection Portfolio Management

Lars Nielsen	Principal, Global Stock Selection Portfolio Management

Bradley D. Asness	General Counsel and Principal

Gregor Andrade, Ph.D.	Principal, Client Strategies. Prior to joining the firm in May 2003, he served as a Finance Professor at Harvard Business School.

Stephan Mellas	Principal and Head of Operations. Prior to joining the firm in March 2005, he served as the Managing Director of the Investment Management Division – Worldwide Asset Management Operations for Goldman, Sachs & Co.

Michael Mendelson	Principal and Head of Global Trading. Prior to joining the firm in July 2005, he served as Managing Director and Head of Quantitative Trading for Goldman, Sachs & Co.

The business address of each person listed above is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

AQR also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of March 31, 2008 (in millions)	Annual Investment Advisory Fee*
Fund A	$725.7	0.35% on first $400 million
Fund B	$95.8	0.30% on all assets over $400 million

*	AQR sub-advises both Fund A and Fund B for the same registered investment company. As a result, fees are based on an overall relationship perspective.

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APPENDIX C

MORE INFORMATION ABOUT LAZARD

Lazard is located at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112 and is a Delaware limited liability company. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of Lazard:

Name	Position(s) with Lazard/Principal Occupations
Ashish Bhutani	Chief Executive Officer and Board of Directors member. Prior to March 2004, he served as Head of New Products and Strategic Planning. Prior to joining Lazard in June 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein.

Charles L. Carroll	Deputy Chairman and Head of Global Marketing of Lazard and Chief Executive Officer, President and Director of the Lazard Funds, Inc. and Lazard Retirement Series, Inc.

Andrew Lacey	Deputy Chairman and Portfolio Manager on the U.S. Equity and Global portfolio teams.

John R. Reinsberg	Deputy Chairman and Portfolio Manager on the Global Equity and International Equity portfolio teams.

Bruce Wasserstein	Board of Directors member of Lazard and Chairman and Chief Executive Officer of Lazard Group and Lazard Ltd. He served as Head of Lazard and Chairman of the Executive Committee of the Lazard Group from January 2002 to May 2005.

Charles G. Ward, III	Board of Directors member of Lazard and President and Chairman of the Asset Management Group of Lazard Ltd. Prior to May 2005, he served as President and a Managing Director of Lazard Group.

The business address of each person listed above is 30 Rockefeller Plaza, 59th Floor, New York, New York 10112

Lazard does not currently serve as investment adviser or sub-adviser to investment companies with investment objectives similar to the Fund. Below is the standard fee schedule for Lazard’s Global Quantitative Equity Strategy*.

Average Daily Net Assets	Annual Investment Advisory Fee
First $50 million	0.75%
Next $50 million	0.70%
Over $100 million	0.55%

*	Lazard’s Global Quantitative Equity Strategy was implemented in December 2007.

C-1

APPENDIX D

MORE INFORMATION ABOUT MFSI

MFSI is located at 500 Boylston Street, Boston, Massachusetts 02116 and is the global institutional subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of MFSI:

Name	Position(s) with MFSI/Principal Occupations
Robert J. Manning	Director, Chairman of the Board and Chief Investment Officer of MFSI and President, Director, Chief Executive Officer and Chief Investment Officer of MFS. Prior to February 2004, he served as Chief Fixed Income Officer of MFS.

Martin E. Beaulieu	Director of MFSI and Director and Chairman of the Board of MFS Fund Distributors, Inc. Prior to 2004, he served as Executive Vice President and Director of Global Distribution of MFS.

Carol W. Geremia	President of MFSI and President of MFS Heritage Trust Company. From 2001 to 2004, she served as President of MFS Retirement Services.

Maria F. Dwyer	Chief Compliance Officer of MFSI and Executive Vice President, Chief Compliance Officer, and Chief Regulatory Officer of MFS. Prior to joining the firm in March 2004, she served as Vice President and Director of Investment Development of Fidelity Management and Research Company and President and Treasurer of Fidelity Group of Funds.

Mark N. Polebaum	Secretary of MFSI and Executive Vice President, General Counsel and Secretary of MFS. Prior to joining the firm in January 2006, he was a Partner at Wilmer Cutler Pickering Hale & Dorr LLP.

Paul T. Kirwan	Treasurer of MFSI and Executive Vice President, Chief Financial Officer and Treasurer of MFS. Prior to joining the firm in 2004, he serviced as a Partner in the Investment Management Business Advisory Practice of Deloitte & Touche LLP.

The business address of each person listed above is 500 Boylston Street, Boston, Massachusetts 02116.

D-1

MSFI also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of March 31, 2008 (in millions)	Annual Investment Advisory Fee
MFS International Growth Fund	$1,192.0	0.90% of first $1 billion 0.80% of next $1 billion 0.70% in excess of $2 billion
EQ Advisors Trust International Growth Portfolio	$364.2	0.45% of first $500 million* 0.40% of next $500 million* 0.375% of next $1 billion* 0.35% over $2 billion*
MFS Variable Insurance Trust II – MFS International Growth Portfolio	$148.4	0.90% of first $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion

*	Sub-advisory fee

D-2

APPENDIX E

MORE INFORMATION ABOUT MCKINLEY

McKinley is located at 3301 C Street, Suite 500, Anchorage, Alaska 99503 and was founded in 1990 by Robert B. Gillam, who remains today its President and Chief Executive Officer. McKinley is an independently owned private corporation.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of McKinley:

Name	Position(s) with McKinley/Principal Occupations
Robert B. Gillam	President & Chief Executive Officer and Director. He has also served as Chief Investment Officer.

Diane M. Wilke	Executive Vice President, Executive Management Officer and Director. She has also served as Chief Operating Officer.

Robert A. Gillam	Senior Vice President, Chief Investment Officer and Director. He has also served as Director Global Equities.

James L. McCarrey	Senior Vice President, Chief Operating Officer and General Counsel

The business address of each person listed above is 3301 C Street, Suite 500, Anchorage, Alaska 99503.

McKinley also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of March 31, 2008 (in millions)	Annual Investment Advisory Fee
Fund A	$170.6	0.51%
Fund B	$207.7	0.51%
Fund C	$482.2	0.51%
Fund D	$395.7	0.51%

E-1

APPENDIX F

MORE INFORMATION ABOUT UBS GLOBAL AM

UBS Global AM is located at One North Wacker Drive, Chicago, Illinois 60606. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of UBS Global AM:

Name	Position(s) with UBS Global AM /Principal Occupations
Kai R. Sotorp	Managing Director and Head of Americas Region of UBS Global AM, President and member, Board of Directors, of UBS Global Asset Management (US) Inc. and UBS Global AM, and Member of UBS AG Group Managing Board. He has served as Director of UBS Global Asset Management (Taiwan) Ltd in 2004, UBS Global Asset Management (Singapore) Ltd from 2003 to 2004, Mitsubishi Corp.-UBS Realty Co., Ltd from 2000 to 2004 and MeijiYasuda Capital management Asia Limited from 2002 to 2004. He has also served as Head of Asia Pacific Region of UBS Global Asset Management from 2002 to 2004 and Representative Director and President, UBS Global Asset Management (Japan) Ltd from 2000 to 2004.

John C. Moore	Managing Director, Board of Directors member and Head of Financial Control. Prior to 2004, he served as Chief Financial Officer of UBS O’Connor LLC.

Mark F. Kemper	Legal Counsel of UBS Global AM (f/k/a Brinson Partners, Inc.), Secretary of UBS Global AM, UBS Global Asset Management Trust Company and UBS Global Asset Management (US) Inc. and Executive Director and General Counsel of UBS Global Asset Management – Americas region.

Barry M. Mandinach	Managing Director, Head of Distribution and Board of Directors member of UBS Global AM and President of UBS Global Asset Management (US) Inc.

Joseph M. McGill	Executive Director and Chief Compliance Officer of UBS Global AM and UBS Global Asset Management (US) Inc. Prior to joining the firm in 2003, he served as Assistant General Counsel of J.P. Morgan Investment Management.

Thomas D. Clarkson	Managing Director and Head of U.S. Long Duration Fixed Income since 2004. Previously, he served as Executive Director.

Thomas M. Cole, CFA	Managing Director and Director of Equity Research.

Elbridge T. Gerry III	Managing Director and Head U.S. Municipal Bonds.

Paul J. Harvey	Managing Director and Head of Global Equity Trading.

Michael H. Markowitz	Executive Director and Head of Short Duration Fixed Income.

Uwe Schillhorn	Executive Director and Head of Emerging Markets Debt. Prior to 2004, he served as Co-Head of Emerging Markets Debt.

Brian D. Singer, CFA	Managing Director and Chief Investment Officer, Americas Region and Board of Directors member of UBS Global AM and Global Head of Asset Allocation and Risk Management of UBS Global Asset Management.

Robert P. Wolfangel, Jr.	Managing Director, Chief Operations Officer – Growth Equities. From 2004 to 2006, he served as a Vice President of UBS Global AM. Prior to 2004, he served as Chief Financial Officer of UBS Global Asset Management (US) Inc.

The business address of each person listed above is One North Wacker Drive, Chicago, Illinois 60606.

F-1

USB Global AM also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of March 31, 2008 (in millions)	Annual Investment Advisory Fee
Northern Multi-Manager International Equity Fund[1]	$295.7	0.47% on the first $200 million 0.42% on the next $200 million 0.40% in excess of $400 million
NTCC Advisors for Employee Benefits Trust[2]	$109.2	0.47% on the first $200 million 0.42% on the next $200 million 0.40% in excess of $400 million
NTCC Advisors for Grantors Trust[3]	$39.6	0.47% on the first $200 million 0.42% on the next $200 million 0.40% in excess of $400 million
RTC Russell International Fund[2]	$366.9	0.35% on the first $250 million 0.30% on the next $350 million 0.24% in excess of $600 million
Russell International Growth Portfolio[2]	$146.0	0.35% on the first $250 million 0.30% on the next $350 million 0.24% in excess of $600 million
RIC International Fund[1]	$109.8	0.35% on the first $250 million 0.30% on the next $350 million 0.24% in excess of $600 million
RIC International Securities Fund[1]	$257.6	0.35% on the first $250 million 0.30% on the next $350 million 0.24% in excess of $600 million

[1]	Registered under the Investment Company Act of 1940.
[2]	Collective Investment Trust, exempt from registration under the Investment Company Act of 1940.
[3]	Trust, exempt from registration under the Investment Company Act of 1940.
[4]	UCIT, exempt from registration under the Investment Company Act of 1940.

F-2

APPENDIX G

FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                         , a registered investment advisor organized under the laws of the State of                      (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                      (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B.

The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Patricia A. Weiland. All notices provided to the Sub-Adviser will be sent to the attention of                     .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                     .1

GUIDESTONE FUNDS –
2401 Cedar Springs Road
Attest:		Dallas, Texas 75201

By:		By:
	Name:	Name:
	Title:	Title:

GUIDESTONE CAPITAL MANAGEMENT
2401 Cedar Springs Road
Attest:		Dallas, Texas 75201

By:		By:
	Name:	Name:
	Title:	Title:

SUB-ADVISER
Attest:

By:		By:
	Name:		Name:
	Title:		Title:

[1]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.

2.	Report showing the derivative holdings.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.

2.	Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.

4.	All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.	Attribution analysis report.

7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.	Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.	SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.

3.	Current code of ethics and Rule 17j-1 certification paragraph.

4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.	Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.	Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.

5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.	Meet with GuideStone Capital Management at least twice annually for a formal Fund Account review – once in GuideStone Capital Management’s office and once in the Sub-Adviser’s office.

7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.

9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                     , (“Sub-Adviser”) relating to the                     (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets                     Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature
John R. Jones	President

Rodney R. Miller	Vice President and Secretary

Jeffrey P. Billinger	Vice President and Treasurer

Rodric E. Cummins	Senior Vice President and Chief Investment Officer

Matt L. Peden	Vice President and Investment Officer

Patricia A. Weiland	Senior Vice President and Chief Operating Officer

Arthur Merritt	Chief Compliance Officer